Indebtedness	12 Months Ended
Jan. 31, 2017
Debt Disclosure [Abstract]
Indebtedness

(8) Indebtedness

Debt outstanding as of January 31, 2017 and 2016 was as follows:

	January 31,	January 31,
(in thousands)	2017	2016
4.25% Convertible Notes	$64,387	$61,766
8.0% Convertible Notes	97,952	97,205
Asset-based facility	—	—
Capitalized lease obligations	17	106
Less amounts representing interest	(1)	(3)
Total debt	162,355	159,074
Less current maturities of long-term debt	(9)	(88)
Total long-term debt	$162,346	$158,986

As of January 31, 2017, debt outstanding will mature as follows:

(in thousands)	4.25% Convertible Notes	8.0% Convertible Notes	Asset-based facility	Capitalized lease obligations	Total
Fiscal Year 2018	$—	$—	$—	$9	$9
Fiscal Year 2019	64,387	—	—	7	64,394
Fiscal Year 2020	—	97,952	—	—	97,952
Total	$64,387	$97,952	$—	$16	$162,355

Asset-based Revolving Credit Facility

We have a $100.0 million senior secured asset-based facility, that expires on April 14, 2019, of which up to an aggregate principal amount of $75.0 million is available in the form of letters of credit and up to an aggregate principal amount of $15.0 million is available for short-term swingline borrowings.

The asset-based facility is guaranteed by assets of our direct and indirect wholly owned domestic subsidiaries, subject to certain exceptions described in the asset-based facility.  The obligations under the asset-based facility are secured by a lien on substantially all of our assets and the assets of the subsidiary guarantors, subject to certain exceptions described in the asset-based facility, including a pledge of up to 65% of the equity interests of our first tier foreign subsidiaries.

Availability under the asset-based facility is currently the lesser of (i) $100.0 million or (ii) the borrowing base (as defined in the asset-based facility agreement).

Availability under the asset-based facility as of January 31, 2017, was approximately $100.0 million, as the borrowing base exceeded total commitments. Approximately $27.7 million of letters of credit were issued under the asset-based facility as of January 31, 2017, resulting in Excess Availability (described below) of $72.3 million.

Advances under the asset-based facility are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or event of default. Future advances may be used for general corporate and working capital purposes, and to pay fees and expenses associated with the asset-based facility.

Pursuant to the asset-based facility agreement, the revolving loans will bear interest at either:

•

the alternate base rate plus the applicable margin. The alternate base rate is equal to the highest of (a) the base rate, (b) the sum of the Federal Funds Open rate plus 0.5%, and (c) the sum of the Daily LIBOR rate plus 1%, or

•	the LIBOR rate (as defined in the asset-based facility agreement) for the interest period in effect for such borrowing plus the applicable margin.

The asset-based facility contains various restrictions and covenants, including restrictions on dispositions of certain assets, incurrence of indebtedness, investments, distributions, capital expenditures, acquisitions and prepayment of certain indebtedness. In general, provided that we maintain a certain level of Excess Availability, we will not be restricted from incurring additional unsecured indebtedness or making investments, distributions, capital expenditures or acquisitions.

In compliance with the terms of our asset-based facility, we obtained an asset sale consent from our lenders on January 25, 2017 in connection with the sale of our Heavy Civil business segment.

If Excess Availability is less than the greater of 17.5% of Total Availability or $17.5 million for more than one business day, then a “Covenant Compliance Period” (as defined in the asset-based facility agreement) will exist until Excess Availability has been equal to or greater than the greater of 17.5% of the Total Availability or $17.5 million for a period of 30 consecutive days.  We must maintain a minimum fixed charge coverage ratio of not less than 1.0 to 1.0 and a maximum first lien leverage ratio of not greater than 5.0 to 1.0 for the four fiscal quarters ended immediately preceding any Covenant Compliance Period and for any four fiscal quarter period ending during a Covenant Compliance Period.  We would not have been in compliance with the fixed charge coverage ratio had we been in a Covenant Compliance Period as of the fiscal years ended January 31, 2017 and 2016.

During the fiscal year ended January 31, 2016, we had two consecutive four-quarter periods with a fixed charge coverage ratio of not less than 1.0 to 1.0 and therefore, we are no longer required to maintain a cumulative minimum cash flow (as defined in the asset-based facility agreement) of not less than negative $45.0 million and a minimum cash flow of not less than negative $25.0 million during any twelve consecutive month period.

The asset-based facility also contains a subjective acceleration clause that can be triggered if the lenders determine that we have experienced a material adverse change.  If triggered by the lenders, this clause would create an Event of Default (as defined in the asset-based facility agreement), which in turn would permit the lenders to accelerate repayment of outstanding obligations.

The balance sheet classification of the borrowings under the asset-based facility has been determined in accordance with ASC Topic 470-10-45, “Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements that Include both a Subjective Acceleration Clause and a Lock-Box Arrangement.”  Accordingly, the borrowings have been classified as a long-term liability in the accompanying Consolidated Balance Sheet.

In general, during a Covenant Compliance Period or if an Event of Default has occurred and is continuing, all of Layne’s funds received on a daily basis will be applied to reduce amounts owing under the asset-based facility.  Based on current projections Layne does not anticipate being in a Covenant Compliance Period during the next twelve months. Also, because Excess Availability currently is, and is expected to be for the next twelve months, sufficient not to trigger a Covenant Compliance Period, we are and anticipate being in compliance with the applicable debt covenants associated with the asset-based facility for the next twelve months.

Defaults under the asset-based facility include (but are not limited to) the following:

•	non-payment of principal, interest, fees and other amounts under the asset-based facility,
•	failure to comply with any of the negative covenants, certain of the specified affirmative covenants or other covenants under the asset-based facility,
•	failure to pay certain indebtedness when due,
•	specified events of bankruptcy and insolvency,
•	one or more judgments of $5.0 million not covered by insurance and not paid within a specified period, and
•	a change in control as defined in the asset-based facility.

The maturity date for the asset based facility is April 15, 2019.  However, the maturity date will accelerate to May 15, 2018 if each of the following has not yet occurred on or before such date: (i) either (a) all of the 8.0% Convertible Notes (or Permitted Refinancing Indebtedness (as defined in the asset-based facility agreement) in respect thereof) are converted or (b) the maturity date of the 8.0% Convertible Notes (or Permitted Refinancing Indebtedness in respect thereof) is extended to a date which is after October 15, 2019, and (ii) either (a) all of the 4.25% Convertible Notes (or Permitted Refinancing Indebtedness in respect thereof) are converted, (b) the maturity date for the 4.25% Convertible Notes (or Permitted Refinancing Indebtedness in respect thereof) is extended to a date which is after October 15, 2019, or (c) the 4.25% Convertible Notes are effectively discharged. The 4.25% Convertible Notes will be effectively discharged after, among other things, we have irrevocably deposited with the trustee of the 4.25% Convertible Notes cash in an amount sufficient to pay any remaining interest and principal payments due on any then remaining unconverted 4.25% Convertible Notes, with irrevocable instructions to the trustee to make such payments to the holders of the 4.25% Convertible Notes as they become due.

4.25% Convertible Senior Notes

On November 12, 2013, we completed the issuance and sale of $110.0 million aggregate principal amount of 4.25% Convertible Notes due 2018 (the “4.25% Convertible Notes”), in accordance with the terms of the purchase agreement (the “Purchase Agreement”) entered into with Jefferies LLC (the “Initial Purchaser”). On December 5, 2013, the Initial Purchaser exercised its option to purchase an additional $15.0 million aggregate principal amount of 4.25% Convertible Notes as part of the Purchase Agreement. The 4.25% Convertible Notes were issued pursuant to an Indenture, dated November 12, 2013 (the “4.25% Convertible Notes Indenture”), between Layne and U.S. Bank National Association, as trustee. The 4.25% Convertible Notes are senior, unsecured obligations of Layne. The 4.25% Convertible Notes are convertible, at the option of the holders, into consideration consisting of, at our election, cash, shares of our common stock, or a combination of cash and shares of our common stock (and cash in lieu of fractional shares) until the close of business on the scheduled trading day immediately preceding May 15, 2018. However, before May 15, 2018, the 4.25% Convertible Notes will not be convertible except in certain circumstances provided in the 4.25% Convertible Notes Indenture.

The 4.25% Convertible Notes bear interest at a rate of 4.25% per year, payable semi-annually in arrears in cash on May 15 and November 15 of each year, beginning on May 15, 2014. The 4.25% Convertible Notes will mature on November 15, 2018, unless earlier repurchased, redeemed or converted.

The initial conversion rate was 43.6072 shares of our common stock per $1,000 principal amount of 4.25% Convertible Notes (which is equivalent to an initial conversion price of approximately $22.93 per share of our common stock). The conversion rate will be subject to adjustment upon the occurrence of certain events. In addition, we may be obligated to increase the conversion rate for any conversion that occurs in connection with certain corporate events, including our call of the 4.25% Convertible Notes for redemption.

On and after November 15, 2016, and prior to the maturity date, pursuant to the 4.25% Convertible Note Indenture, we may redeem all, but not less than all, of the 4.25% Convertible Notes for cash if the sale price of our common stock equals or exceeds 130% of the applicable conversion price for a specified time period ending on the trading day immediately prior to the date we deliver notice of the redemption. The redemption price will equal 100% of the principal amount of the 4.25% Convertible Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. In addition, upon the occurrence of a fundamental change (as defined in the 4.25% Convertible Notes Indenture), holders of the 4.25% Convertible Notes will have the right, at their option, to require us to repurchase their 4.25% Convertible Notes in cash at a price equal to 100% of the principal amount of the 4.25% Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

If any amount payable on a 4.25% Convertible Note (including principal, interest, a fundamental change repurchase or a redemption) is not paid by us when it is due and payable, such amount will accrue interest at a rate equal to 5.25% per annum from such payment date until paid.

In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options,” we separately account for the liability and equity conversion components of the 4.25% Convertible Notes. The principal amount of the liability component of the 4.25% Convertible Notes was $106.0 million as of the date of issuance based on the present value of our cash flows using a discount rate of 8.0%, our approximate borrowing rate at the date of the issuance for a similar debt instrument without the conversion feature. The carrying value of the equity conversion component was $19.0 million. A portion of the Initial Purchaser’s discount and commission and the offering costs totaling $0.8 million and deferred taxes totaling $7.1 million were allocated to the equity conversion component. The liability component will be accreted to the principal amount of the 4.25% Convertible Notes using the effective interest method over five years.

In accordance with guidance in ASC Topic 470-20 and ASC Topic 815-15, “Embedded Derivatives,” we determined that the embedded conversion components and other embedded derivatives of the 4.25% Convertible Notes do not require bifurcation and separate accounting.

On March 2, 2015, we exchanged approximately $55.5 million aggregate principal amount of our 4.25% Convertible Notes for approximately $49.9 million aggregate principal amount of our 8.0% Convertible Notes (described further below). In accordance with the derecognition guidance for convertible instruments in an exchange transaction under ASC Topic 470-20, the fair value of the 8.0% Convertible Notes (“the exchange consideration”) and the transaction costs incurred were allocated between the liability and equity components of the 4.25% Convertible Notes. Of the $49.9 million exchange consideration, $42.1 million, which represents the fair value of the 4.25% Convertible Notes immediately prior to its derecognition, was allocated to the extinguishment of the liability component. Transaction costs of $0.9 million were also allocated to the liability component. As a result, we recognized a gain on extinguishment of debt of $4.2 million during the first quarter of the fiscal year ended January 31, 2016. The remaining $7.8 million of the exchange consideration and $0.2 million of transaction costs were allocated to the reacquisition of the equity component and recognized as a reduction of stockholders’ equity.

The following table presents the carrying value of the 4.25% Convertible Notes:

	January 31,	January 31,
(in thousands)	2017	2016
Carrying amount of the equity conversion component	$3,106	$3,106
Principal amount of the 4.25% Convertible Notes	$69,500	$69,500
Unamortized deferred financing fees	(1,033)	(1,523)
Unamortized debt discount (1)	(4,080)	(6,211)
Net carrying amount	$64,387	$61,766

(1)	As of January 31, 2017, the remaining period over which the unamortized debt discount will be amortized is 21 months using an effective interest rate of 9%.

8.0 % Senior Secured Second Lien Convertible Notes

On March 2, 2015, we completed the offering of approximately $100.0 million aggregate principal amount of 8.0% Senior Secured Second Lien Convertible Notes (“8.0% Convertible Notes”).  The 8.0% Convertible Notes were offered at par to certain investors that held approximately $55.5 million of our 4.25% Convertible Notes due 2018 pursuant to terms in which the investors agreed to (i) exchange the 4.25% Convertible Notes owned by them for approximately $49.9 million of the 8.0% Convertible Notes and (ii) purchase approximately $49.9 million aggregate principal amount of 8.0% Convertible Notes at a cash price equal to the principal amount thereof.  The amount of accrued interest on the 4.25% Convertible Notes delivered by the investors in the exchange was credited to the cash purchase price payable by the investors in the purchase.

The sale of the 8.0% Convertible Notes generated net cash proceeds of approximately $45.0 million after deducting discounts and commissions, estimated offering expenses and accrued interest on the 4.25% Convertible Notes being exchanged.  We used the net cash proceeds to repay the then outstanding balance on the asset-based facility of $18.2 million with the remainder of the proceeds held for general working capital purposes.

The 8.0% Convertible Notes were issued pursuant to an Indenture, dated as of March 2, 2015 (the “8.0% Convertible Notes Indenture”), among Layne, the guarantor parties thereto and U.S. Bank National Association, as trustee and collateral agent. The 8.0% Convertible Notes are senior, secured obligations of Layne, with interest payable on May 1 and November 1 of each year, beginning May 1, 2015, at a rate of 8.0% per annum. The 8.0% Convertible Notes will mature on May 1, 2019; provided, however, that, unless all of the 4.25% Convertible Notes (or any permitted refinancing indebtedness in respect thereof) have been redeemed, repurchased, otherwise retired, discharged in accordance with their terms or converted into our common stock, or have been effectively discharged, in each case on or prior to August 15, 2018 or the scheduled maturity date of the 4.25% Convertible Notes (or any permitted refinancing indebtedness incurred in respect thereof) is extended to a date that is after October 15, 2019, the 8.0% Convertible Notes will mature on August 15, 2018.

The 8.0% Convertible Notes are senior, secured obligations and are guaranteed by our subsidiaries that currently are co-borrowers or guarantors under our asset-based facility, as well as all of our future wholly-owned U.S. restricted subsidiaries and, in certain cases, certain of our other subsidiaries.

The 8.0% Convertible Notes are secured by a lien on substantially all of our assets and the assets of the subsidiary guarantors, subject to certain exceptions. The liens on the assets securing the 8.0% Convertible Notes are junior in priority to the liens (the “First Priority Liens”) on such assets securing our debt (the “First Priority Debt”) or that of the subsidiary guarantors under our asset-based facility and certain other specified existing or future obligations.

At any time prior to the maturity date, we may redeem for cash all, but not less than all, of the 8.0% Convertible Notes; provided, however, that we may not redeem the 8.0% Convertible Notes on a redemption date that is outside an Open Redemption Period (as defined in the 8.0% Convertible Notes Indenture) unless the last reported sale price of our common stock equals or exceeds 140% of the conversion price of the 8.0% Convertible Notes in effect on each of at least 20 trading days during the 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which we deliver the redemption notice.

In addition, upon the occurrence of a “fundamental change” (as defined in the 8.0% Convertible Notes Indenture), holders of the 8.0% Convertible Notes will have the right, at their option, to require us to repurchase their 8.0% Convertible Notes in cash at a price equal to 100% of the principal amount of the 8.0% Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The 8.0% Convertible Notes Indenture permits us to reinvest the net proceeds from certain “asset sales” (as defined in the 8.0% Convertible Notes Indenture).  Any such reinvestments are subject to the criteria and time periods in the 8.0% Convertible Notes Indenture.  Any net proceeds from “asset sales” that are not reinvested within the applicable time period constitute “excess proceeds” (as defined in the 8.0% Convertible Notes Indenture). When the aggregate amount of “excess proceeds” exceeds $10.0 million, we must, within 30 days, make an offer to all holders of the 8.0% Convertible Notes and holders of certain other pari passu debt obligations of the Company (together, the “Qualifying Indebtedness”) to repurchase the Qualifying Indebtedness up to the maximum amount of the available “excess proceeds.”  The Qualifying Indebtedness repurchase price will equal 100% of the principal amount plus any accrued and unpaid interest to, but excluding the repurchase date.  The holders of the Qualifying Indebtedness may, at their option, elect to accept the repurchase offer.  If the aggregate amount of Qualifying Indebtedness tendered for repurchase exceeds the amount of “excess proceeds”, the Qualifying Indebtedness tendered will be repurchased on a pro rata basis.  We may use any “excess proceeds” remaining as a result of an insufficient amount of Qualifying Indebtedness being tendered for repurchase for any purpose not otherwise prohibited by the 8.0% Convertible Notes Indenture.

The 8.0% Convertible Notes are convertible, at the option of the holders, into consideration consisting of shares of our common stock (and cash in lieu of fractional shares) until the close of business on the scheduled trading day immediately preceding the maturity date. No holder will have the right to convert any 8.0% Convertible Notes into shares of common stock to the extent that the conversion would cause that holder to beneficially own more than 9.9% of the shares of our common stock then outstanding after giving effect to the proposed conversion.

The initial conversion rate was 85.4701 shares of our common stock per $1,000 principal amount of 8.0% Convertible Notes (equivalent to an initial conversion price of approximately $11.70 per share of our common stock). The conversion rate is subject to adjustment upon the occurrence of certain events. In addition, we may be obligated to increase the conversion rate for any conversion that occurs in connection with certain corporate events, including our call of the 8.0% Convertible Notes for redemption.

The 8.0% Convertible Notes Indenture contains covenants that, among other things, restrict our ability and that of our restricted subsidiaries, subject to certain exceptions, to: (1) incur additional indebtedness; (2) create liens; (3) declare or pay dividends on, make distributions with respect to, or purchase or redeem, our equity interests or the equity interests of our restricted subsidiaries, or make certain payments on subordinated or unsecured indebtedness or make certain investments; (4) enter into certain transactions with affiliates; (5) engage in certain asset sales unless specified conditions are satisfied; and (6) designate certain subsidiaries as unrestricted subsidiaries. The 8.0% Convertible Notes Indenture also contains events of default after the occurrence of which the 8.0% Convertible Notes may be accelerated and become immediately due and payable.

If any amount payable on a 8.0% Convertible Note (including principal, interest, a fundamental change repurchase or a redemption) is not paid by us when it is due and payable, such amount will accrue interest at a rate equal to 9.0% per annum from such payment date until paid.

In accordance with guidance in ASC Topic 815-15, we determined that the embedded conversion components and other embedded derivatives of the 8.0% Convertible Notes do not require bifurcation and separate accounting. We accounted for the 8.0% Convertible Notes as debt with conversion features that are not beneficial under ASC Topic 470-20. Accordingly, all the proceeds from the issuance of the 8.0% Convertible Notes are recorded as a liability in our Consolidated Balance Sheets.

The following table presents the carrying value of the 8.0% Convertible Notes:

	January 31,	January 31,
(in thousands)	2017	2016
Principal amount of the 8.0% Convertible Notes	$99,898	$99,898
Unamortized deferred financing fees	(1,946)	(2,693)
Net carrying amount	$97,952	$97,205

Surety Bonds

As of January 31, 2017 and 2016, surety bonds issued to secure performance of our projects amounted to $223.8 million and $259.7 million, respectively.  The amount of our surety bonds is based on the expected amount of revenues remaining to be recognized on the projects. Of the amount outstanding at January 31, 2017, $110.5 million related to surety bonds on contracts which were assumed by the purchasers of our Heavy Civil business.